Exhibit 99.2

Targeting the Lymph Nodes to AMPlify Immunotherapy Nasdaq: ELTX June 2024

Disclaimers 2 No Representation or Warranty We do not make and hereby expressly disclaim any representation or warranty, express or implied, as to the reasonableness of the assumptions made in th e P resentation or the accuracy or completeness or the information contained in or incorporated by reference into the Presentation. We will not have any liabili ty for any representations or warranties, express or implied, contained in, or omissions from, the Presentation. The data contained herein is derived from various internal and external sources. We do not assume any obligation to provide the recipient with access to any additional information or to update the information in the Presentation. Industry and Market Data The Presentation contains certain market data and other statistical information such as the size, growth and share of the ind ust ries and the market segments we operate in, which are based on information from independent industry organizations and other third - party sources, industry publications, surveys and forecasts. Such data may include projections based upon a number of assumptions. Neither we nor any third parties that provide information to us guarantee the accuracy, completeness, timeliness or availability of any information. We are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. We do not give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and we expressly disclaim any respo nsi bility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or pro fit s and opportunity costs) in connection with the use of the information herein. The industry may not grow at the rate projected by market data, or at all. Failure of our industries to g row at the projected rate may have a material adverse effect on our business and the market price of our securities. In addition, if any one or more of the assumptions underlying the market dat a a re later found to be incorrect, actual results may differ from the projections based upon these assumptions. You should not place undue reliance on these forward - looking statements.

Disclaimers

Forward-Looking Statements

The Presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Certain statements in the Presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, statements regarding our planned clinical programs, including planned clinical trials and the potential of our product candidates, the unmet need and potential addressable market for our product candidates, the potential clinical utility, potential benefits and market acceptance of our product candidates, the potential advantages of our product candidates over those of existing therapeutics and/or those of our competitors, the expected receipt of clinical data, the timing of initiation of our planned clinical trials, and the advancement of and funding for our developmental programs generally. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "aim," "anticipate," "assume," "believe," "contemplate," "continue," "could," "due," "estimate," "expect," "goal," "intend," "may," "objective," "plan," "predict," "potential," "positioned," "seek," "should," "target," "will," "would," and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, our financial condition, including our ability to obtain the funding necessary to advance the development of ELI-002 and any other future product candidates, and our ability to continue as a going concern and our cash runway; our plans to develop and commercialize our product candidates, including ELI-002; the timing of initiation of our planned clinical trials, including the initiation of an ELI-002 Phase 1B Colorectal Cancer study; our ability to advance ELI-007 and/or ELI-008 into Phase 1 trials; the timing of the availability of data from our clinical trials, including data anticipated from our Phase 1A trials of ELI-002 2P and ELI-002 7P and the Phase 2 trial of ELI-002 7P; the timing for completion of enrollment in our Phase 2 trial of ELI-002 7P; the timing of any planned investigational new drug application or new drug application; our plans to research, develop and commercialize our current and future product candidates; our ability to successfully collaborate with existing collaborators or enter into new collaborations, and to fulfill our obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of our product candidates; our commercialization, marketing and manufacturing capabilities and strategy; our ability to identify additional products or product candidates with significant commercial potential; our ability to advance ELI-002 outside of pancreatic ductal adenocarcinoma monotherapy and our pipeline programs; developments and projections relating to our competitors and our industry; the impact of government laws and regulations; our ability to protect our intellectual property position covering ELI-002 and other product candidates we may develop, including the extensions of existing patent terms where available; and our estimates regarding future revenue, expenses, capital requirements and need for additional financing.

New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in our Annual Report on Form 10-K filed with the SEC on March 29, 2024, as amended on April 29, 2024, under the heading "Risk Factors", and any subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to us as of the date of the Presentation. We do not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of the Presentation, except to the extent required by law.

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4 Amphiphile (“AMP”) Technology • AMP delivers payloads to lymph nodes eliciting immune responses with increased magnitude, function, and durability • Designed to harness the lymph nodes’ natural ability to educate, activate and amplify differentiated T cell responses, which are essential for recognizing and eliminating tumor cells • AMP technology offers broad immunotherapy applications; initially focused on cancer vaccine applications ELI - 002 Lymph Node Targeted mKRAS Cancer Vaccine • Off - the - shelf cancer vaccine candidate targeting seven most common KRAS mutations that drive 25% of solid tumors • Adjuvant treatment for patients with high relapse risk mKRAS+ pancreatic (PDAC) and colorectal cancer (CRC) • Advantageous lymph node - targeted vaccine design: potent immunogenicity, durable CD4+ and CD8+ T cell responses, increased T cell cytotoxic function, and antigen spreading to target personalized tumor mutations ELI - 002 Clinical Data (39 pts across two Phase 1 a trials) • Elicits mKRAS specific T cell response ~100x increase over baseline at the phase 2 dose without any DLTs or SAEs • T cell responses include generation of CD4+ helper and CD8+ killer cells, formation of a pool of memory cells, and ability to el icit T cell response to personal tumor neoantigens (antigen spreading) • mKRAS specific T cell response correlates with reductions in tumor biomarker and reduced risk of relapse or death ELI - 002 Next Steps • ‘7P Phase 1a preliminary disease - free survival data 3Q 2024 • ‘2P Phase 1a updated recurrence - free survival and T cell response data 4Q 2024 • ‘7P Phase 2 trial e nrollment anticipated to be completed (135 patients) in 4Q 2024 • ‘7P Phase 2 trial disease - free survival interim analysis expected in 1Q 2025 Company Overview Clinical - stage biotech developing novel lymph node - targeted immunotherapies

• Elicio is harnessing the natural power of the immune system with AMP technology , to deliver therapeutic payloads directly to the lymph nodes, enhancing the immune system’s cancer - fighting capabilities. • Our targeted - delivery approach generates a robust immune response that amplifies cancer fighting T cells, for the treatment of cancers • Proper education, multiplication, and activation in the lymph nodes is critical for preparing disease - fighting immune cells to resolve disease • Numerous key immune cells, including antigen - presenting cells, and T cells are organized in the lymph nodes – the primary site where the immune response is generated to fight cancers • The lymph nodes , known as the “command center” of the immune response play a vital role in detecting threats to our health and coordinating the buildup of protective immune responses • Lymph nodes collect and filter lymphatic fluid for signs of danger, including traces of cancer or infectious pathogens 5 Previous cancer vaccine efforts have not generated a sufficient T cell response to be an effective immunotherapy. We believe accessing the lymph nodes is critical to generate the robust immune response for effective immuno - oncology. Lymph Nodes T Cell Response Amphiphile (AMP) Technology Engaging the Lymph Node A critical component to activating the immune response in the fight against cancer

6 • Expansion • Phenotype • Effector Function • Anti - tumor Activity Response Coordination The Immune “School House” Numerous Immune Cells APC : T Cell Interaction T Cell Response Lymph Node Lymph Nodes: Eliciting a Robust T Cell Response Immune biology in the Lymph Nodes directs the development of anti - tumor immunity

7  Most immune cells are located in lymph nodes, yet these critical sites are not engaged by conventional immunotherapies  AMP promotes targeted delivery of payloads to the lymph nodes via “albumin hitchhiking”  AMP harnesses the unique biology of the lymph nodes to enhance the magnitude, potency, and durability of immune responses B lood Lymph Small Molecules Large Molecules (e.g. Albumin) Blood Vessel Lymph Vessel L ymph Nodes Blood Circulation Tissue Injection Site Targeting Immunity in the Lymph Nodes The Amphiphile (AMP) Technology Harnessing the untapped potential of the lymph nodes for immunotherapy

MOA: AMP Locates to Lymph Node Orchestrating Immunity

AMP technology capable of delivering payloads to lymph nodes generating robust immune response



Tissue Injection Site
AMP
Endogenous Albumin
Albumin-bound AMP
Lymph Node
Albumin-bound AMP
Antigen Presenting Cell
T Cell
1 Subcutaneous injection
2 Albumin binding
3 Lymph node targeting
4 Delivery to immune cells
5 Immune Response

- APC Activation
- T Cell Expansion and Activation

↑ Expansion
↑ Persistence
↑ Effector function
↑ Phenotype
↑ Metabolic function

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Pant, et al. **Nature** Medicine 2024; Liu, et al. **Nature** 2014; Moynihan, et al. **Nature Medicine** 2016; Ma, et al. **Science** 2019

8

AMP Platform Technology

Versatile | Simple | Clinical stage

2014	Liu	Nature
2016	Moynihan	Nature Medicine
2018	Moynihan	Cancer Immunology Research
2019	Ma	Science
2021	Rakhra	Science Immunology
2021	Steinbuck	Science Advances
2021	Li	J Immunology
2022	Dasari	Nature Communications
2022	Hartwell	Science Translational Medicine
2022	Seenappa	NPJ Vaccines
2023	Ma	Cell
2023	Zhang	Nature Biomedical Engineering
2024	Drakes	Cancer Immunology Research
2024	Pant	Nature Medicine

Applications

- Cancer Vaccines
- Immunotherapy / Combinations
- CAR-T Cell Adoptive Therapy
- TCR-T Cell Adoptive Therapy
- Infectious Disease Vaccines
- Adjuvants
- Autoimmunity

MOA

- Lymph Node Delivery
- Lung-specific Delivery
- Mucosal Delivery (NALT)

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10 ELI - 007 (Mutant BRAF - Peptide Vaccine) ELI - 008 (p53 Hotspot Mutant - Peptide Vaccine) In preclinical models, ELI - 007 and ELI - 008 have shown strong induction of tumor antigen - specific T cell responses Preclinical Data presented at AACR 2024. Posters can be found here . Similar to KRAS, p53 mutations are present in a broad spectrum of cancer types accounting for >30% of solid tumors BRAF - mutations are highly prevalent in melanoma, colorectal and thyroid cancer existing in 8% of solid tumors representing up to 1.5 million cancer incidences worldwide each year • ELI - 007 is an investigational multi - valent lymph node – targeted AMP peptide vaccine comprised of the V600E and V600K mutant antigens, developed to target BRAF gene mutations. • In preclinical models, AMP - immunization generated robust in vivo immune responses yielding strong T cell activation against mBRAF epitopes. • Lymph node - targeted AMP - vaccination resulted in a 19 - fold increase in immune response after only 3 doses and a 42 - fold increase after 5 doses when compared to conventional comparator vaccines. • ELI - 008 is an investigational multi - valent lymph node – targeted AMP peptide vaccine comprised of the several p53 mutant antigens, developed to target hotspot p53 gene mutations. • In preclinical models, AMP - immunization generated robust immune responses yielding strong T cell activation against common p53 hot spot mutations (R248W, R248Q, R175H, R273H, R273C, R282W, G245S, Y220C, C135Y, R158H, H214R). • For multiple p53 mutations, ELI - 008 demonstrated a several - hundred - fold increase over conventional comparator vaccines. AMP Technology has the potential to address several mutations Preclinical programs funded by Gastro - Intestinal (GI) Research Foundation

ELI-002 Composition

Lymph node targeted therapeutic vaccine candidate comprised of AMP-peptides and AMP-CpG



ELI-002
G12X
G13X
Peptide Composition
2P
D R
7P
D R V C S A
D
ELI-002
AMP-mKRAS
Peptide Antigen
• 2 or 7 AMP-peptides
• CD8 and CD4 epitopes
Albumin Binding Lipid for Lymph Node Targeting
PEG Linker
mKRAS Peptide
AMP-CpG
Adjuvant
• Potent TLR-9 immune activator
Albumin Binding Lipid for Lymph Node Targeting
CpG DNA: TLR-9 Agonist

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12 Incidence for the 7 Major Markets (MM): US, France, Germany, Italy, Spain, UK, and Japan Sources for tumor incidence obtained from GLOBOCAN (2020). PDAC: 90% of pancreatic cancers (O’Reilly, 2021), NSCLC 84.3% of lung cancers (SEER, 2 021), BTC: 15% of liver cancers + gallbladder Sources for KRAS mutation data: Waters & Der, 2018; Ji Luo, 2021, Meng 2021; Hofmann 2022, AACR Project GENIE Registry; Froesch et al, 2022, Gordon et al, 2023 ELI - 002 addressable Incidence: ~128k Other KRAS mutations 88% Pancreatic Ductal Adenocarcinoma ~88% Colorectal Cancer ~88% Non - Small Cell Lung Cancer Other mKRAS Opportunities 36% Other KRAS mutations 25% 17% 3 - 11% No KRAS mutation ELI - 002 addressable Incidence: ~192k No KRAS mutation ELI - 002 addressable Incidence: ~128k No KRAS mutation ~88% Biliary Tract Cancer Total incidence: ~40k Ovarian Cancer Total incidence: ~62k Other KRAS mutations The mKRAS Opportunity ELI - 002 targets the 7 most common KRAS mutations driving 25% of solid tumors

ELI-002's Differentiated Approach to mKRAS

Early mKRAS-targeting efforts in the clinic, while promising, leave significant white space

Small Molecules Directly Inhibiting Mutant KRAS

- FDA approvals for LUMAKRAS® & KRAZATI® validate target

BUT

- Only affects one mutation (G12C), subject to multiple resistance mechanisms

Small Molecules Indirectly Inhibiting Mutant KRAS

- May affect more than one mutation

BUT

- Unlikely to affect all mutations, still subject to bypass resistance mechanisms

Vaccines Targeting Mutant KRAS

- Validates immune-targeting, and affects multiple mutations

BUT

- Poor lymph node targeting and weaker T-cell activation

elicio THERAPEUTICS — Lymph Node Targeted Vaccine vs Mutant KRAS

- 7 key mutations
- Reduced risk of resistance mechanisms
- Potent activation of immune mechanisms
- Expansion/activation of T cell response
- Promotion of anti-tumor T cell function

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ELI - 002 2P: 2 - Peptide (2P) Formulation Phase 1A: Adjuvant Dose Ranging 0.1mg to 10mg doses First - in - human Study: mKRAS G12D or G12R - expressing, Adjuvant treatment of MRD+ PDAC and CRC

AMPLIFY-201 Study Overview
Published in Nature Medicine
ELI-002 2P
Phase 1A
Phase 1 adjuvant dose-ranging study to assess safety and efficacy of ELI-002 2P in patients who completed standard therapy and have molecular disease
ELI-002 MONOTHERAPY: NCT04853017
Monotherapy (no chemo, CPI combo)
Key Criteria
mKRAS G12D / R – aligned to 2 peptide formulation
No radiographic evidence of disease (NED)
High risk of relapse (MRD+ ctDNA/serum biomarkers)
Baseline Characteristics
25 patients enrolled across 5 dose cohorts, 25 evaluable at database cutoff (9/6/2023)
Advanced: 68% had stage III or oligometastatic resected stage IV disease
Pre-treated: All received prior chemo and surgery, 28% had prior radiation
Complete Local Therapy
(e.g., Surgery, Chemo)
1-2 months
Prime
(6 doses over 8 weeks)
3 months
Boost
(4 doses over 4 weeks)
2 months
20-Months Follow-up
Basket Trial Enrollment
Pancreatic Ductal Adenocarcinoma (PDAC)
n=20
Colorectal Cancer (CRC)
n=5
Endpoints
Safety
Maximum Tolerated Dose (MTD) or RP2D
ctDNA/serum biomarker change from baseline
Immunological Responses
Relapse Free Survival (RFS)
Preliminary Phase 1 (AMPLIFY-201) study of ELI-002 2P published in Nature Medicine January 2024
Pant, et al. Lymph-node-targeted, mKRAS-specific amphiphile vaccine in pancreatic and colorectal cancer: the phase 1 AMPLIFY-201 trial. Nature Medicine. 2024. https://doi.org/10.1038/s41591-023-02760-3
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16 • Waterfall displays best response of ctDNA or serum tumor biomarker • Most patients (84%, 21/25) showed decline from baseline in ctDNA or CEA/CA19 - 9 levels • 24% of patients (6/25) showed complete clearance of ctDNA • Responses observed in PDAC and CRC, mKRAS G12D and G12R • Responses observed despite prior splenectomy (S annotated) * Patient biopsied, exhibited T cell infiltration and continued study treatment S Patient underwent splenectomy Data cutoff 6 - Sept - 23 1 2 3 4 6177258239245101113141215182216201921 -100 -75 -50 -25 0 25 50 75 100 2 8 0 9 0 3 8 2 2 - 2 6 - 2 8 - 2 8 - 4 3 - 4 4 - 4 7 - 5 0 - 7 6 - 1 0 0 - 1 0 0 - 1 0 0 - 1 0 0 - 1 0 0 - 1 0 0 B e s t O v e r a l l B i o m a r k e r R e s p o n s e ( % o f B a s e l i n e ) P P P P P P C P P P P P P P P C P P P P P C P C C Tumor Type D D D D D D D R R D D D D D D D R D R D D D R D D KRAS Biomarker D G12D R G12R P PDAC C CRC ctDNA CEA / CA19 - 9 - 9 - 11 - 18 - 2 S S S S * - 2 - 11 - 17 Cohort 1: 0.1 mg Cohort 2: 0.5 mg Cohort 3: 2.5 mg Cohort 4: 5.0 mg Cohort 5: 10.0 mg AMPLIFY - 201 Waterfall Plot: Biomarker Reduction/Clearance Tumor Biomarker Responses Pant, O’Reilly, et al. Nature Medicine. 2024 Phase 1A ELI - 002 2P AMPLIFY - 201: Tumor Biomarker Response Robust responses observed across tumor types and KRAS mutations with ELI - 002 monotherapy

Baseline Max Response 0 5 10 20 30 40 50 450 F o l d C h a n g e f r o m B a s e l i n e 2 17 • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required • 84% of patients showed T cell responses; 100% at the RP2D (10 mg) • 58x average fold - change in T cell numbers from baseline (median 12.75; range 2 - 423x) • 59% of patient responses included both CD4 and CD8 T cells • De novo T cell priming and memory cell expansion • Responses were observed across diverse HLA backgrounds Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period. Data cutoff 6 - Sept - 23 Median = 12.75x AMPLIFY - 201 T Cell Fold - Changes mKRAS T Cell Responses Baseline Max Response Direct Ex Vivo T Cell Response 0.1 mg 0.5 mg 2.5 mg 5.0 mg 10.0 mg Pant, O’Reilly, et al. Nature Medicine. 2024 Phase 1A ELI - 002 2P AMPLIFY - 201: Immune Response 84% of patients generated mKRAS - specific T cells directly ex vivo ; 100% at RP2D

Clearance Reduction Non - Responder ≥Median <Median -100 0 100 200 300 T Cell Response (Fold change from baseline) B e s t O v e r a l l B i o m a r k e r R e s p o n s e ( % o f B a s e l i n e ) ✱✱ 18 • Strength of T cell response to ELI - 002 is strongly correlated to tumor biomarker response • 100% of the above median T cell group respond to ELI - 002; in the below median group 67% (8/12) respond to ELI - 002 • All (100%) of the observed tumor biomarker clearances (6/6) are in the above median T cell group • Statistically significant, p - value per Mann Whitney Test ( P < 0.0014) Data cutoff 6 - Sept - 23 P = 0.0014 ≥ Median < Median mKRAS T Cell Response Tumor Biomarker Response Best Overall Tumor Biomarker Response Phase 1A ELI - 002 2P AMPLIFY - 201: T Cell Fold - change Predicts Tumor Biomarker Response All patients with T cell responses over the median showed tumor biomarker response

AMPLIFY-201: Majority of Above Median T Cell Responders Include CD4 and CD8 T cells

ELI-002 2P | Phase 1A

Above median mKRAS-specific T cell response correlated to improved clinical outcome

mKRAS T Cell Response ➤ Clinical Response

- **Strength of T cell response to ELI-002 is correlated to tumor response and duration of ELI-002 administration**
- Patients with both CD4 and CD8 T cell responses have favorable clinical outcomes



Biomarker Non-responder
Biomarker Reduction
Biomarker Clearance
Surgery
Prime Immunization Complete
Boost Immunization Complete
Subsequent Therapy
iCPD
RFS Censor Date
Death
On Treatment
Ongoing Follow-up
Cohort
ctDNA
CA19-9 / CEA
D G12D
R G12R
P PDAC
C CRC
T Cells
≥ Median
< Median
CD4
CD8
no ICS
160 128 96 64 32 0 8 16 24 32 40 48 56 64 72 80 88 96 104
Weeks After Surgery
Weeks on Study

Data cutoff 6-Sept-23

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0 3 6 9 12 15 18 0 25 50 75 100 Months R e l a p s e - f r e e S u r v i v a l ( % ) 20 • At a median follow up of 8.5 months, median RFS was not reached for above median T cell responders 1 compared to 4.01 months among below median T cell responders (HR 0.14, 95% CI 0.03 - 0.63, P=0.0167) • 86% Reduction in Risk of Progression or Death in T cell responders to ELI - 002 • Median overall RFS was 16.3 months ≥ Median T Cell Response (n = 13) < Median T Cell Response (n = 12) P = 0.0167 HR: 0.14 (0.03 – 0.63) Median RFS: not reached Median RFS: 4.01 months 1 Above median T cell responder: T cell response ≥ median increase of 12.75 Database cutoff 6 - Sept - 23 mKRAS T Cell Response Clinical Response Relapse - free Survival Pant, O’Reilly, et al. Nature Medicine. 2024 Phase 1A ELI - 002 2P AMPLIFY - 201: Above Median T Cell Responders Median RFS Significantly Prolonged 86% reduction in the risk of progression or death in above median T cell responders

21 • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required • 68% of evaluated patients (13/19) developed increased cytotoxic CD4 + T cell responses targeting mKRAS • ELI - 002 vaccination induces development of central and effector memory phenotype mKRAS Cytotoxic CD4 + T Cell Response Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period. Direct Ex Vivo T Cell Response Baseline Week 9 Phase 1A ELI - 002 2P AMPLIFY - 201: ELI - 002 Amplifies Cytotoxic mKRAS - specific CD4 + T cells Induced mKRAS - specific CD4 + T cells develop enhanced cytotoxic function, memory phenotype 0 5 5 15 25 800 1500 2200 F o l d c h a n g e f r o m b a s e l i n e 2 Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period. Cytotoxic CD4 + T Cell Fold - Changes Baseline Week 9 0.1 mg 0.5 mg 2.5 mg 5.0 mg 10.0 mg 0 20 40 60 80 % C D 4 + T c e l l s CM EM TEMRA Naive CD4 + T cell Memory Baseline Week 9 (Post Prime)

0 20 40 60 80 100 % C D 8 + T c e l l s 0 5 5 20 35 50 200 400 F o l d c h a n g e f r o m b a s e l i n e 2 22 • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required • 84% of evaluated patients (16/19) developed increased cytotoxic CD8 + T cell responses targeting mKRAS • ELI - 002 vaccination induces development of TEMRA phenotype mKRAS Cytotoxic CD8 + T Cell Response 22 Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period. Cytotoxic CD8 + T Cell Fold - Changes Direct Ex Vivo T Cell Response 0.1 mg 0.5 mg 2.5 mg 5.0 mg 10.0 mg CM EM TEMRA Naive CD8 + T cell Memory Baseline Week 9 (Post Prime) Baseline Week 9 Phase 1A ELI - 002 2P AMPLIFY - 201: ELI - 002 Amplifies Cytotoxic mKRAS - specific CD8 + T cells Induced mKRAS - specific CD8 + T cells develop enhanced cytotoxic function, memory phenotype

1 2 3 4 4 4 4 5 5 0 1 2 3 4 5 6 7 8 9 10 # o f P e r s o n a l i z e d T u m o r N e o a n t i g e n s A s s a y e d f o r T c e l l R e s p o n s e 23 • ELI - 002 2P vaccination led to expansion of T cell responses targeting passenger mutations alongside mKRAS driver mutations in a majority of evaluable patients • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required • 67% of evaluated patients (6/9) developed increased T cell responses targeting personalized tumor neoantigens • 100% at RP2D 10.0 mg CpG adjuvant dose • Polyfunctional CD4 and CD8 T cells Antigen Spreading to Personal Tumor Neoantigens A MPLIFY - 201: ELI - 002 Stimulates Antigen Spreading Expansion of T cells specific to personalized tumor antigens not targeted by vaccination AMP - CpG Adjuvant Immunogenic Non - immunogenic Phase 1A ELI - 002 2P Cohort 1 2 3 4 4 4 4 5 5 Dose (mg) 0.1 0.5 2.5 5.0 10.0

AMPLIFY-201: Safety & Tolerability

ELI-002 2P | Phase 1A

ELI-002 was well tolerated at all dose levels, with no DLTs or SAEs

ELI-002 Safety / Tolerability

- **No Grade 3/4 TEAEs, no CRS, no DLTs at time of data cutoff (6-Sept-2023)**
- 12/25 (48%) had Grade 1 or 2 AEs
- 4/25 (16%) had injection site reactions
- 10 mg dose selected as RP2D for Phase 1/2 AMPLIFY-7P study

TEAE: Treatment Emergent Adverse Event | CRS: Cytokine release syndrome | DLT: Dose-limiting toxicity | SAE: Serious adverse event | RP2D: Recommended Phase 2 Dose

	Cohort 1 (0.1 mg) n = 3	Cohort 2 (0.5 mg) n = 6	Cohort 3 (2.5 mg) n = 5	Cohort 4 (5.0 mg) n = 5	Cohort 5 (10.0 mg) n = 6	Overall n = 25
Adverse Event Term[a]						
Patients with Any Related TEAE, n (%)	1 (33.3)	3 (50.0)	2 (40.0)	2 (40.0)	4 (66.7)	12 (48.0)
Fatigue	0	2 (33.3)	2 (40.0)	1 (20.0)	1 (16.7)	6 (24.0)
Injection site reaction*	1 (33.3)	1 (16.7)	0	2 (40.0)	0	4 (16.0)
Myalgia	0	0	0	1 (20.0)	2 (33.3)	3 (12.0)
Anemia	1 (33.3)	0	1 (20.0)	0	0	2 (8.0)
Headache	1 (33.3)	1 (16.7)	0	0	0	2 (8.0)
Hot flush	0	1 (16.7)	0	0	1 (16.7)	2 (8.0)
Nasal congestion	0	1 (16.7)	0	1 (20.0)	0	2 (8.0)
Nausea	1 (33.3)	0	0	1 (20.0)	0	2 (8.0)

TEAE: Treatment Emergent Adverse Events with incidence ≥ 5%; data cutoff 6-Sept-2023
[a] Preferred terms per the Medical Dictionary for Regulatory Activities, version 25.0
*Injection Site Reaction = Injection Site Erythema, Injection Site Induration, Injection Site Swelling, Contusion, Pruritis

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ELI - 002 7P: 7 - Peptide (7P) Formulation Phase 1A: Peptide Dose Ranging 1.4mg or 4.9mg doses First - in - human Study: mKRAS G12x or G13D - expressing, Adjuvant treatment of MRD+ PDAC and CRC

AMPLIFY-7P Phase 1A Study Overview

ELI-002 7P | Phase 1A

Phase 1 peptide dose-ranging study to assess safety and efficacy of ELI-002 7P in patients who completed standard therapy and have minimal residual disease

ELI-002 MONOTHERAPY: NCT05726864

Monotherapy (no chemo, CPI combo)

Key Criteria

- ✓ Includes: mKRAS G12D/R/V/C/A/S/G13D
- ✓ No radiographic evidence of disease (NED)
- ✓ High risk of relapse (MRD+ ctDNA/serum biomarkers)

Baseline Characteristics

14 patients enrolled across 2 dose cohorts, 12 biomarker evaluable at database cutoff (Dec 18, 2023)

- **Advanced:** 7 (50%) had stage III
- **Pre-treated:** All received prior chemo and surgery, 29% had prior radiation

Complete Local Therapy (e.g., Surgery, Chemo)

↓ 1-2 months

Prime (6 doses over 8 weeks)

↓ 2 months

Boost (4 doses over 4 weeks)

↓

32-Months Follow-up

Basket Trial Enrollment

Pancreatic Ductal Adenocarcinoma (PDAC)	n=13
Colorectal Cancer (CRC)	n=1

Endpoints

- Safety
- Maximum Tolerated Dose (MTD) or RP2D
- ctDNA/serum biomarker change from baseline
- Immunological Responses
- Disease Free Survival (DFS)

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Baseline Max response 0 5 10 15 20 25 50 100 150 200 F o l d c h a n g e f r o m b a s e l i n e 27 • 100% of patients showed T cell responses • 4.9 mg dose group selected for Phase 2 • Median fold change = 109.2x • 66.7% with CD4 and CD8 T cells • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required Responses shown are best overall responses relative to baseline for each patient at any timepoint during the assessment perio d. ELI - 002 7P: Data cutoff 18 - Dec - 23 AMPLIFY - 201 T Cell Fold - Changes by Dose Level mKRAS T Cell Responses Baseline Max Response Direct Ex Vivo T Cell Response Average Median 4.9 mg 99.2 109.2 1.4 mg 11.3 9.3 All 59.2 23.6 T Cell Response Dose = Phase 2 Dose Phase 1A ELI - 002 7P AMPLIFY - 7P: T Cell Responses 100% of patients with robust T cell response 7P RP2D Median 109.2x

28 ELI - 002 2P (Nat Med) ELI - 002 7P (All) ELI - 002 7P (4.9 mg) Response Rate 84% 100% 100% Median Fold Change 12.8 23.6 109.2 % CD4 + CD8 T cells 59% 63.6% 66.7% Response to 7 mKRAS Antigens 52.4% 45.5% 66.7% Response to Tumor Antigen 81% 72.7% 83.3%  ELI - 002 7P data based on n=11 Patients (1.4 mg, n=5; 4.9 mg, n=6)  100 % T cell Response Rate (n=11)  ELI - 002 7P 4.9 mg shows increased:  Median Fold Change  CD4 + CD8 Response Rate  Response Rate for all 7 mKRAS Antigens  Response Rate to Patient Tumor Antigen ELI - 002 2P vs ELI - 002 7P 4.9 mg Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period. ELI - 002 2P: Data cutoff 6 - Sept - 23 ELI - 002 7P: Data cutoff 18 - Dec - 23 Phase 2 Dose = Phase 2 Dose Phase 1A ELI - 002 7P AMPLIFY - 7P: T Cell Responses Phase 2 Dose generates higher immune response than seen with ELI - 002 2P

29 • ELI - 002 7P vaccination led to expansion of T cell responses targeting passenger mutations alongside mKRAS driver mutations in a majority of evaluable patients • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required • 70% of evaluated patients (7/10) developed increased T cell responses targeting personalized tumor neoantigens • 100% at RP2D 4.9 mg peptide antigen dose • Polyfunctional CD4 and CD8 T cells Antigen Spreading to Personal Tumor Neoantigens AMPLIFY - 7P: ELI - 002 Stimulates Antigen Spreading Expansion of T cells specific to personalized tumor antigens not targeted by vaccination Phase 1A ELI - 002 7P 4.9 mg 1.4 mg 7P Antigen Dose Level 0 1 2 3 4 5 6 7 8 9 10 # o f P e r s o n a l i z e d T u m o r N e o a n t i g e n s A s s a y e d f o r T c e l l R e s p o n s e Immunogenic Non - immunogenic

30 • 71% (5/7) of patients in the 4.9 mg dose had biomarker decline • 40% (2/5) of patients in the 1.4 mg dose had biomarker decline • 14% (1/7) PDAC patients at 4.9 mg dose had complete clearance • Response may deepen over time (some patients not yet finished boosters) Amph - Peptides - 7P Dose 1.4 mg 4.9 mg AMPLIFY - 201 Waterfall Plot: Biomarker Reduction / Clearance Tumor Biomarker Responses -100 -75 -50 -25 0 25 50 75 100 1 0 0 1 0 0 8 6 7 4 - 1 9 - 2 4 - 4 5 - 6 4 - 1 0 0 B e s t O v e r a l l B i o m a r k e r R e s p o n s e ( % o f B a s e l i n e ) * * 9 - 11 - 13 * Represents percent change > 100%; data display at maximum 100% Two (2) pts not included in this analysis. Pt 111 - 002 had insufficient post - baseline biomarker data; pt 107 - 002 d/c treatment ea rly due to non - treatment related AE KRAS variant post - analysis: 107001 G12D, 106001 G12V, 110004 G12D, 117001 G12D P P P P P P C P P P P P Tumor Type KRAS Biomarker P PDAC C CRC ctDNA CEA / CA19 - 9 V D D D D R D D V D D V G12 G13 = Phase 2 Dose Phase 1A ELI - 002 7P AMPLIFY - 7P: Tumor Biomarker Responses Waterfall reflects superiority of 4.9 mg AMP - Peptide 7P dose level A B C DP DQ DR HLA I HLA II Data cutoff 18 - Dec - 23

≥Median <Median -100 0 100 200 300 T Cell Response (Fold change from baseline) Median = 17.3 B e s t O v e r a l l B i o m a r k e r R e s p o n s e ( % o f B a s e l i n e ) P = 0.0317 Clearance Reduction Non - Responder 31 • Strength of T cell response to ELI - 002 is correlated to tumor biomarker response • 100% (5/5) of the above median T cell group respond to ELI - 002; in the below median group 40% (2/5) respond to ELI - 002* • 80% (4/5) of the 4.9 mg dose cohort are in the above median T cell group, including a complete responder • Statistically significant, p - value per Mann Whitney Test ( P = 0.0317) Data cutoff 18 - Dec - 23 mKRAS T Cell Response Tumor Biomarker Response Best Overall Tumor Biomarker Response ≥ Median < Median P = 0.0317 *10 patients had both immunogenicity and biomarker data available at data cutoff. Phase 1A ELI - 002 7P AMPLIFY - 7P: T Cell Response Drives Tumor Biomarker Response All patients with T cell responses above median showed tumor biomarker response

32 • No DLT observed, No CRS or T cell Toxicities • Most common TRAE (>20%) were Fatigue (28.6%; all Gr1) and Malaise (21.4%; all Gr1) • One (1) pt had SAE (107 - 002) 1.4 mg dose non - treatment related intestinal obstruction resulted in hospitalization and w/d from treatment • No dose modification • No TRAE leading to death ELI - 002 7P Safety / Tolerability Phase 1A ELI - 002 7P AMPLIFY - 7P: Safety ELI - 002 was well tolerated at all dose levels with no DLTs AMP - Peptide 7P Dose 1.4 mg n=6 4.9 mg n=8 Overall n=14 Adverse Event Term a Patients with Any Related TEAE, n (%) 5 (83.3) 6 (75.0) 11 (78.6) Fatigue 3 (50.0) 3 (37.5) 6 (42.9) Malaise 1 (16.7) 2 (25.0) 3 (21.4) Diarrhea 1 (16.7) 2 (25.0) 3 (21.4) Abdominal Distension 2 (33.3) 0 2 (14.3) Abdominal Pain 1 (16.7) 1 (12.5) 2 (14.3) Patient Summary KRAS Mutation DDDDV 13D DDDDRVVV Dose Limiting Toxicity 0 0 0 Biomarker Reduction / Clearance 2 / 5 (40) 5 / 7 (71) 7 / 12 (58) b T cell Response 6 / 6 (100) 5 / 5 (100) 11 / 11 (100) c TEAE: Treatment Emergent Adverse Event a Preferred terms per the Medical Dictionary for Regulatory Activities, version 25.0 b Measured among 12 evaluable patients as of the data cut off: December 18, 2023 c Measured among 11 evaluable patients as of the data cut off: December 18, 2023

33 AMPLIFY - 7P: Preliminary Phase 1 Disease - free Survival Improved DFS observed at 4.9mg Phase 2 dose versus 1.4 mg dose Phase 1A ELI - 002 7P 0 12 24 36 48 60 0 25 50 75 100 Weeks on Study D i s e a s e - f r e e S u r v i v a l ( % ) 4.9 mg (n = 8) P = 0.0939 1.4 mg (n = 6) HR: 0.186 (0.024 – 1.436) Median DFS: not reached Median DFS: 12.57 weeks 4.9 mg AMP - Peptide Dose versus 1.4 mg dose level 6 mo 12 mo No. at Risk 1.4 mg 6 3 2 1 0 4.9 mg 8 7 4 2 1 0 Data cutoff 24 - May - 24 • AMP - Peptide - 7P 4.9 mg dose: • Median DFS not reached • Associated with 8 1 % decreased risk of disease progression and death compared to 1.4 mg (P = 0.0939) ELI - 002 7P Disease - free Survival

0 12 24 36 48 60 0 25 50 75 100 Weeks on Study D i s e a s e - f r e e S u r v i v a l ( % ) 34 Phase 1A ELI - 002 7P Supervised by Median T cell Fold Change 6 mo 12 mo Median DFS: not reached Median DFS: not reached ≥ Median T Cell Response (n = 6) < Median T Cell Response (n = 6) No. at Risk 6 6 5 3 1 0 6 4 1 0 AMPLIFY - 7P: Preliminary Phase 1 Disease - free Survival Improved DFS associated with above median T cell response • Induction of above median mKRAS - specific T cell responses by ELI - 002 7P associated with decreased risk of disease progression and death compared to below median T cell response • All patients with above median T cell responses are free from disease progression ELI - 002 7P Disease - free Survival Data cutoff 24 - May - 24

0 12 24 36 48 60 0 25 50 75 100 Weeks on Study D i s e a s e - f r e e S u r v i v a l ( % ) 35 Phase 1A ELI - 002 7P 6 mo 12 mo Median DFS: not reached Supervised by Biomarker Response Median DFS: 11.00 weeks AMPLIFY - 7P: Phase 1 Disease - free Survival Improved DFS associated with biomarker response Biomarker Response (n = 7) Biomarker Non - response (n = 5) No. at Risk 7 7 5 3 1 0 5 2 0 • Tumor biomarker reduction or clearance after ELI - 002 7P treatment a ssociated with decreased risk of disease progression and death compared to below median T cell response • All patients with tumor biomarker reduction or clearance are free from disease progression ELI - 002 7P Disease - free Survival Data cutoff 24 - May - 24

36 AMPLIFY - 7P: Preliminary Phase 1 Disease - free Survival Favorable overall DFS observed Phase 1A ELI - 002 7P 0 12 24 36 48 60 0 25 50 75 100 Weeks on Study D i s e a s e - f r e e S u r v i v a l ( % ) 6 mo 12 mo Median DFS: not reached All Patients (n = 14) No. at Risk ELI - 002 - 7P 14 10 6 3 1 0 • Full Phase 1 Cohort: • Median DFS not reached ELI - 002 7P Disease - free Survival Data cutoff 2 4 - May - 24

ELI - 002 7P: 7 - Peptide (7P) Formulation Phase 2: 135 PDAC Patients Randomized 2:1

ELI-002 Randomized Phase 2 PDAC, n=135 patients

ELI-002 7P | Phase 2

2:1 Randomized, Open Label Study with 1^{0} DFS endpoint

CLINICAL STUDY OVERVIEW: NCT05726864

Monotherapy (no chemo, CPI combo)

- ✓ mKRAS: Expanded Antigen Coverage G12D / R / V / C / A / S / G13D

Phase 2: Key Criteria

- ✓ Includes: mKRAS G12D/R/V/C/A/S/G13D
- ✓ Up front resectable Stage I, II or III disease (PDAC)
- ✓ Complete R0/R1 resection
- ✓ Radiographic NED status within 6 months following completion of locoregional treatment
- ✓ MRD agnostic (biomarker +/- included)

Schema


n~90
ELI-002 7P
8wk immunization (1,2,3,4,6,8)
8wk observation, 4wk boosting
R
2:1
Crossover @ PD
n~45
Observation: SOC

Endpoints

- Primary Endpoint: Disease Free Survival
- Tumor Biomarker Response (biomarker subset)
- Overall Survival, Safety, iRECIST Overall Response Rate
- Exploratory: Immunogenicity

Phase 2 interim analysis expected in 1Q 2025

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x Published Preliminary Phase 1a Data in Nature Medicine x Antigen spreading and expanded immunogenicity data (AACR) □ Updated RFS and T Cell response data (4Q 2024) x Preliminary Phase 1 T Cell and biomarker response (ASCO) □ Complete 135 patient Phase 2 enrollment (4Q 2024) □ Phase 2 DFS Interim Analysis (1Q 2025) □ Initiate ELI - 002 Phase 1B Colorectal Cancer study □ Advance ELI - 007 / ELI - 008 into Phase 1 39 ELI - 002 2P Phase 1 Study ELI - 002 7P Phase 1/2 Study Growth Initiatives Key Milestones and Growth Initiatives 2024 - 2025

Targeting the Lymph Nodes to AMPlify Immunotherapy Nasdaq: ELTX June 2024